Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John Bremner, Chief Executive Officer of Swiftmerge Acquisition Corp. (the “Company”), hereby certify, that, to my knowledge:

1.    the Quarterly Report on Form 10-Q for the three month period ended March 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    Date: May 18, 2022

/s/ John Bremner
John Bremner
Chief Executive Officer
(Principal Executive Officer)